SECURITIES AND EXCHANGE COMMISSION

                   Washington D.C.,  20549


                -----------------------------



                          FORM 8-K
                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
                 the Securities Act of 1934



        Date of Report                  December 13, 1994
(Date of earliest event reported)



                      FIRST MARYLAND BANCORP
    (exact name of registrant as specified in its charter)



                           MARYLAND
        (State or other jurisdiction of incorporation)



            1-7273                            52-0981378
- -------------------------------        -----------------------
(Commission File Number)                  (IRS Employer
                                      (Identification Number)


25 South Charles Street, Baltimore, Maryland      21201
(Address of principal executive offices)        (Zip Code)



                        410-244-4000


  (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

	(a) On December 13, 1994, the registrant dismissed KMPG Peat Marwick LLP and engaged Coopers & Lybrand L.L.P. to replace KPMG Peat Marwick LLP as the registrant's independent accountant after the completion of the current audit for the year ended December 31, 1994. The Audit Committee of the registrant's Board of Directors of First Maryland Bancorp approved the selection of Coopers & Lybrand L.L.P. as the registrant's new accountant and the dismissal of KPMG Peat Marwick LLP.

	(b) During the two most recent fiscal years and interim periods through September 30, 1994, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure or any reportable events.

	(c) KPMG Peat Marwick LLP's report for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

	(d) The registrant requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG Peat Marwick LLP's letter to the SEC dated December 19, 1994 is filed as
Exhibit 16 to the Form 8-K.

                        SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   First Maryland Bancorp

Date:  December 20, 1994           By:  Frank P. Bramble
                                   --------------------------
                                   Frank P. Bramble
                                   President and Chief Executive
                                   Officer

Date:  December 20, 1994           By:  Robert W. Schaefer
                                   ---------------------------
                                   Robert W. Schaefer
                                   Chief Financial Officer